EXECUTION COPY

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of June 1, 2020 and effective in accordance with Section 3 below, by and among DPL INC., an Ohio corporation (the “Borrower”), certain of the Lenders referred to below, and U.S. BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Credit Agreement (“Administrative Agent”).

STATEMENT OF PURPOSE:
WHEREAS, the Borrower, certain lenders party thereto from time to time (the “Lenders”), U.S. Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and an L/C Issuer, PNC Bank National Association, as Syndication Agent and an L/C Issuer, and Fifth Third Bank, BMO Harris Bank, N.A., Truist Bank, and The Huntington National Bank, as Documentation Agents, have entered into that certain Amended and Restated Credit Agreement dated as of June 19, 2019 (as heretofore amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth more fully herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).
Section 2.    Amendments to Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the parties hereto agree that the Credit Agreement is amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the defined terms “Applicable Rate”, Consolidated Total Debt”, “Excluded Debt Issuance”, “Letter of Credit Sublimit”, “Maturity Date”, “Net Cash Proceeds” and “Permitted Acquisition” contained therein to read in full as follows:

"“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Ratings as set forth below

Applicable Rate
Pricing Level	Ratings S&P/Moody’s/Fitch	Undrawn Fee	Eurodollar Rate + / Letters of Credit	Base Rate +
1	>BBB-/Baa3/BBB-	0.275%	1.75%	0.75%
2	BB+/Ba1/BB+	0.350%	2.00%	1.00%
3	BB/Ba2/BB	0.400%	2.25%	1.25%
4	BB-/Ba3/BB-	0.500%	2.50%	1.50%
5	< B+/B1/B+	0.625%	2.75%	1.75%
If each of the respective Ratings issued by the Rating Agencies differs by at least one level, then the Pricing Level for the intermediate of such Ratings shall apply. If two of the Rating Agencies issue a Rating at the same level and one of the Rating Agencies issues a Rating at a different level, then the Pricing Level for the Ratings at the same level shall apply. If only two of the Rating Agencies issue a Rating and there is a split in Ratings of more than one level, then the intermediate Pricing Level that is the midpoint between the two Ratings shall apply (or if there is no midpoint, then the highest intermediate Pricing Level shall apply (with the Rating for Pricing Level 1 being the highest and the Rating for Pricing Level 5 being the lowest)). If only two of the Rating Agencies issue a Rating and such Ratings differ by one level, then the Pricing Level for the higher of such Ratings shall apply. If the Borrower has only one Rating, the Pricing Level for such Rating shall apply. If the Borrower does not have any Rating, Pricing Level 5 shall apply.
Initially, the Applicable Rate shall be determined based upon the Ratings specified in the certificate delivered pursuant to Section 4.01(a)(ix). Thereafter, each change in the Applicable Rate resulting from a publicly announced change in any Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, at any time that an Event of Default exists, Pricing Level 5 shall apply."

"“Consolidated Total Debt” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum (without duplication) of all Indebtedness of the Borrower and of each of its Subsidiaries; provided however, for purposes of the calculations set forth in Section 2.06, “Consolidated Total Debt” shall not include any guarantee by the Borrower or its Subsidiaries of any debt obligation of Ohio Valley Electric Corporation, an electric generating company in which DP&L holds a 4.9% equity interest."
"“Excluded Debt Issuance” means the issuance or incurrence of (a) Indebtedness incurred in connection with a Permitted Acquisition, (b) any Loans under this Agreement, and (c) refinancings and replacements of Borrower's Capital Trust II Indebtedness."
"“Letter of Credit Sublimit” means an amount equal to $75,000,000; provided that, the Letter of Credit Sublimit shall be correspondingly reduced by $5,000,000 for each reduction in the Aggregate Commitment in accordance with Section 2.06(b). The Letter of Credit Sublimit is part of, and not in addition to, the Commitments."

""Maturity Date" means June 19, 2023; provided that, if on September 30, 2021, the Existing 2021 Notes have not been repaid in full other than with the proceeds of Indebtedness of the Borrower with a final scheduled maturity date that is at least six (6) months after June 19, 2023, the Maturity Date shall occur on September 30, 2021; provided, further, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day."
"“Net Cash Proceeds” with respect to the incurrence or issuance of any Indebtedness by the Borrower (other than Excluded Debt Issuances), the (i) excess of (x) the sum of all cash and cash equivalents received in connection with such incurrence or issuance of Indebtedness (other than an Excluded Debt Issuance) over (y) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses (including, without limitation, legal, accounting, rating agency and investment banking fees, and brokerage and sales commissions), incurred by the Borrower in connection therewith, less (ii) in the case of any issuance of Indebtedness for the refinancing of the Existing 2021 Notes only, proceeds in an amount equal to the sum of (A) the principal balance of the Existing 2021 Notes as of the date hereof plus (B) any make-whole premium or tender premium."

"“Permitted Acquisition” means and includes any Acquisition as to which all of the following conditions are satisfied:  (a) such Acquisition (i) involves a line or lines of an Energy-Related Business, and (ii) involves a Person or a line or lines of business that are located and operated in the United States; (b) no Default or Event of Default shall exist prior to or immediately after giving effect to such Acquisition; (c) such Acquisition is not being consummated on a hostile basis and has been approved by the board of directors of the target Person and no material challenge to such Acquisition shall be pending or threatened by any shareholder or director of the seller or Person to be acquired, (d) as of the date of the consummation of such Acquisition, all approvals required in connection therewith shall have been obtained, and (e) after giving Pro Forma Effect to such Acquisition, the ratio of (1) Consolidated Total Debt to Consolidated EBITDA shall be no greater than 6.50 to 1.00 and (2) Consolidated EBITDA to Consolidated Interest Charges shall be no less than the minimum Consolidated EBITDA to Consolidated Interest Charges ratio set forth opposite the most recently ended fiscal quarter in Section 7.11."
(b)Section 1.01 of the Credit Agreement is hereby amended by adding and inserting the following defined term therein in alphabetical order:
"Existing 2021 Notes" means the Borrower’s 7.25% senior unsecured notes due October 15, 2021.
(c)Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term “Excluded Equity Issuance” in its entirety.
(d)Section 2.05(b)(i) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

"(i)    If for any reason the Total Outstandings at any time exceed the Aggregate Commitments then in effect (including as a result of any reduction in Commitments in accordance with Section 2.06(b)), the Borrower shall immediately prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless after the prepayment in full of the Revolving Credit Loans and the Swing Line Loan the Total Outstandings exceed the Aggregate Commitments then in effect."
(e)Section 2.05(b) of the Credit Agreement is hereby amended by adding a new clause (iii) to be inserted immediately following clause (ii) of Section 2.05(b), to read as follows:
(iii)    Following the issuance by the Borrower of any Indebtedness (other than Excluded Debt Issuances), the Borrower shall prepay outstanding Loans and/or Cash Collateralize L/C Obligations in an aggregate amount equal to 100% of all Net Cash Proceeds received therefrom on or prior to three (3) Business Days after receipt thereof by the Borrower (it being agreed that the Borrower shall be permitted to effect the refinancing of the Existing 2021 Notes via a tender offer followed by a make whole redemption of untendered Existing 2021 Notes and for this purpose shall not have received the Net Cash Proceeds until it determines the make whole amount of the untendered Existing 2021 Notes to be redeemed). All repayments of Loans and Cash Collateralization of L/C Obligations required to be made pursuant to this Section 2.05(b)(iii) shall result in a corresponding permanent reduction of the Commitments; provided that if the aggregate amount of such Net Cash Proceeds at any time so received and required to prepay the Loans and/or Cash Collateralize L/C Obligations pursuant to the foregoing exceeds the aggregate amount of Loans and L/C Obligations then outstanding (including if no Loans or L/C Obligations are outstanding), then the aggregate Commitments shall immediately be permanently be reduced by an amount equal to such excess and the Borrower shall be entitled to retain such excess for use by it in any manner permitted hereby.”
(f)Section 2.06 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:
2.06    Termination of Commitments.
(a)    The Borrower may, upon notice to the Administrative Agent, terminate the Commitments, or from time to time permanently reduce the Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 1:00 p.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $2,500,000 or any whole multiple of $100,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, and (iv) if, after giving effect to any reduction of the Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit shall be automatically reduced by the amount of such excess, as applicable. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Commitments. Any reduction of the Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Commitments shall be paid on the effective date of such termination. A notice of

Commitment reduction delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or instruments of Indebtedness or the occurrence of any other specified event, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such conditions are not satisfied.
(b)    Beginning with the fiscal quarter ending September 30, 2021 and every fiscal quarter end thereafter, for each quarter end where the ratio of Consolidated Total Debt to Consolidated EBITDA calculated for the period of four consecutive fiscal quarters of the Borrower is greater than 7.00 to 1.00, the Aggregate Commitments set forth in Schedule 2.01 shall be automatically reduced by $5,000,0000. Any such reduction of the Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage.

(g)    Article VI of the Credit Agreement is hereby amended by adding a new Section 6.16 thereto, to be inserted immediately following Section 6.15, to read as follows:

"6.16    Cash Contribution    No later than June 30, 2020, AES shall have made, directly or indirectly, additional capital contributions to the Borrower or DP&L in an aggregate cash amount of not less than $150,000,000, which (x) are not contributed in the form of Disqualified Stock or Redeemable Stock and (y) do not dilute the Borrower’s equity ownership in DP&L in any way. On or prior to June 30, 2020, the Borrower shall furnish to Administrative Agent evidence reasonably satisfactory to Administrative Agent that AES has made such capital contribution.”
(h)    Section 7.11(a) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:
"(a)    As of the last day of any fiscal quarter end, for the period of four consecutive fiscal quarters ending on or immediately prior to such date, permit Consolidated EBITDA to be less than (i) $125,000,000 for the fiscal quarter ending June 30, 2020 and each fiscal quarter end thereafter until and including the fiscal quarter ending June 30, 2022, (ii) $130,000,000 for the fiscal quarter ending September 30, 2022, and (iii) $150,000,000 for the fiscal quarter ending December 31, 2022 and every fiscal quarter end thereafter."
(i)    Section 7.11(b) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:
"(b)    Permit the ratio of Consolidated EBITDA to Consolidated Interest Charges during any period of four consecutive fiscal quarters of the Borrower, as of the end of any fiscal quarter of the Borrower, to be less than (i) 1.70 to 1.00 for the fiscal quarter ending June 30, 2020 and each fiscal quarter end thereafter until and including the fiscal quarter ending June 30, 2022, (ii) 1.75 to 1.00 for the fiscal quarter ending September 30, 2022, and (iii) 2.00 to 1.00 for the fiscal quarter ending December 31, 2022 and every fiscal quarter end thereafter."
(j)    Section 8.01(b) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following

"(b)"    Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.03(a), (b) or (i), 6.05, 6.11, 6.12 or 6.16 or Article VII; or
(k)    Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with Schedule 2.01 as forth in Annex A hereto.
Section 3.    Conditions to Effectiveness. This Amendment shall be deemed to be effective upon the satisfaction or waiver of each of the following conditions to the reasonable satisfaction of the Administrative Agent (such date, the “Amendment Effective Date”):
(a)    the Administrative Agent’s receipt of this Amendment, duly executed by the Administrative Agent, the Required Lenders and a Responsible Officer of the Borrower;
(b)    payment of all expenses of the Administrative Agent required to be paid on the Amendment Effective Date;
(c)    payment to Administrative Agent, for disbursement to each of the Lenders party to this Amendment in accordance with their respective Applicable Percentages, of an amendment fee equal to ten (10) basis points of the Commitments (as amended by this Amendment) of all Lenders, which fee shall be fully earned on the Amendment Effective Date and, once paid, shall be nonrefundable for any reason whatsoever; and
(d)    the representations and warranties in Section 4 of this Amendment shall be true and correct as of the Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
Section 4.    Representations and Warranties. By its execution hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:
(a)    each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;
(b)    no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto;
(c)    it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;

(d)    this Amendment has been duly authorized and approved by the Borrower’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of the Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)    the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien upon any assets or property of any of the Borrower, or any of its respective Subsidiaries, under the provisions of, the Borrower’s or such Subsidiary’s organizational documents or any material agreement to which the Borrower or Subsidiary is a party.

Section 5.    Effect of this Amendment. On and after the Amendment Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby and any Default that would otherwise exist but for this Amendment shall be deemed waived and not to have existed. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.
Section 6.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to the terms of the Credit Agreement to pay and reimburse the Administrative Agent and its Affiliates for its out-of-pocket costs and expenses in accordance with the terms thereof.
Section 7.    Acknowledgments and Reaffirmations. The Borrower (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
Section 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 9.    Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 10.    Electronic Transmission. Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

DPL INC.

By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, an L/C Issuer and as a Lender

By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as L/C Issuer and Lender
By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

FIFTH THIRD BANK,
as a Lender
By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

BMO HARRIS BANK N.A.,
as a Lender
By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

TRUIST BANK,
as a Lender
By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

THE HUNTINGTON NATIONAL BANK,
as a Lender
By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

BANK OF AMERICA, N.A.,
as a Lender
By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

JPMORGRAN CHASE BANK, N.A.,
as a Lender
By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

MORGAN STANLEY BANK, N.A.,
as a Lender
By:
Name:
Title:

DPL Inc.
Amendment to Credit Agreement
Signature Page

ANNEX A
SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Total Commitment	Applicable Percentage
PNC Bank, National Association	$16,500,000	15.000000000%
U.S. Bank National Association	$16,500,000	15.000000000%
Fifth Third Bank	$11,000,000	10.000000000%
BMO Harris Bank, N.A.	$11,000,000	10.000000000%
Truist Bank	$11,000,000	10.000000000%
The Huntington National Bank	$11,000,000	10.000000000%
Bank of America, N.A.	$11,000,000	10.000000000%
JPMorgan Chase Bank, N.A.	$11,000,000	10.000000000%
Morgan Stanley Bank, N.A.	$11,000,000	10.000000000%
Total	$110,000,000	100.000000000%